EXHIBIT 99(b)


                                OFFER TO PURCHASE
                                    FOR CASH
                       any and all first mortgage BONDS OF

                       SOUTHWESTERN PUBLIC SERVICE COMPANY

Dear Holder:

     We understand that you may own certain of the following First Mortgage Bonds (collectively, the "Bonds") of Southwestern Public Service Company, a New Mexico corporation (the "Company"):

                                  $130,200,000
                  First Mortgage Bonds, 7 1/4% Series due 2004
                               CUSIP No. 845743AY9

                                   $49,000,000
                  First Mortgage Bonds, 6 1/2% Series due 2006
                               CUSIP No. 845743BD4

                                   $25,950,000
                  First Mortgage Bonds, 8 1/4% Series due 2022
                               CUSIP No. 845743AZ6

                                   $52,000,000
                  First Mortgage Bonds, 8 1/5% Series due 2022
                               CUSIP No. 845743BB8

                                   $37,767,000
                  First Mortgage Bonds, 8 1/2% Series due 2025
                               CUSIP No. 845743BC6

     As more fully described below, the Company is offering to purchase for cash any and all of these outstanding Bonds through a continuous fixed spread tender offer commencing at 9:00 a.m., New York City time, on July 24, 2000, and expiring at 5:00 p.m., New York City time, on August 4, 2000, unless extended by the Company (the "Tender Period"). Lehman Brothers Inc. ("Lehman Brothers") is the dealer manager (the "Dealer Manager") in connection with the Offer (as defined below).

     The Company presently intends to defease, by the end of 2000, all Bonds not tendered pursuant to the Offer or otherwise acquired by the Company. Defeasance would result in the payment of the Bonds at 100% of their principal amount at maturity for those Bonds that are not redeemable, and at the applicable redemption price on the first redemption date for Bonds that are redeemable, as the case may be. Interest on Bonds to be defeased would continue to be paid as at present to but not including the date the Bonds are retired. Defeasance may have adverse tax consequence to those holders whose Bonds are defeased. See "Discharge of Obligations under the Indenture Following the Offer" and "United States Federal Income Tax Consequences".


                             The Dealer Manager is:

                                 LEHMAN BROTHERS

              The date of this Offer to Purchase is July 24, 2000.

The Offer to Purchase

     The Company hereby offers to purchase, commencing at 9:00 a.m., New York City time, on July 24, 2000, any and all of the Bonds tendered at the respective purchase prices per $1,000 principal amount of the Bonds (collectively, the "Purchase Prices") to be determined during the Tender Period as provided immediately below, plus the amount of accrued and unpaid interest from the last regular payments of semiannual interest to (but not including) the Settlement Date (as defined below) (the "Offer").

                                                                              Latest Interest
                       Series of Bonds                                        Payment Date
                       ---------------                                        ---------------
First Mortgage Bonds, 7 1/4% Series due 2004 (the "7 1/4% Bonds")             July 15, 2000
First Mortgage Bonds, 6 1/2% Series due 2006 (the "6 1/2% Bonds")             March 1, 2000
First Mortgage Bonds, 8 1/4% Series due 2022 (the "8 1/4% Bonds")             July 15, 2000
First Mortgage Bonds, 8 1/5% Series due 2022 (the "8 1/5% Bonds")             June 1, 2000
First Mortgage Bonds, 8 1/2% Series due 2025 (the "8 1/2% Bonds")             February 15, 2000

     The "Settlement Date" in respect of any tendered Bonds will be either (i) the third New York City business day following the date on which the holder of Bonds (a "Holder") tenders such Bonds and the same are accepted for purchase in accordance with the Offer (the "Tender Date") or (ii) if a Holder expressly elects, August 9, 2000, the simultaneous settlement date with respect to the Offer.

     The "Purchase Prices" for the Bonds will be calculated as the prices resulting from the yields to maturity based on the Retirement Date (as defined below) of such Bonds (collectively, the "Tender Offer Yields") equal to the sum of (i) the yields on the Reference U.S. Treasury Notes specified in the table below, as calculated by Lehman Brothers in accordance with standard market practice, based on the bid price for such Reference U.S. Treasury Notes at the time a Holder agrees to tender such Bonds to the Company through Lehman Brothers, as displayed on the relevant Reference Page of the Bloomberg Government Pricing Monitor specified in the table below (or, if any relevant price is not available on a timely basis on the Bloomberg Government Pricing Monitor or is manifestly erroneous, such other recognized quotation service as Lehman Brothers shall select in its sole discretion), plus (ii) the respective Fixed Spread specified in the table below.

                                                  Outstanding         Reference U.S.      Reference       Fixed
      Series of Bonds           CUSIP No.      Principal Amount       Treasury Note          Page        Spread
      ---------------           ---------      ----------------       -------------       ---------      ------
7 1/4% Bonds due 2004           845743AY9       $130,200,000       5.25% due 5/15/04         PX 5        +25 bp
6 1/2% Bonds due 2006           845743BD4        $49,000,000       5.625% due 2/15/06        PX 6        +40 bp
8 1/4% Bonds due 2022           845743AZ6        $25,950,000       6.25% due 6/30/02         PX 4        +35 bp
8 1/5% Bonds due 2022           845743BB8        $52,000,000       5.75% due 11/30/02        PX 5        +35 bp
8 1/2% Bonds due 2025           845743BC6        $37,767,000       7.50% due 2/15/05         PX 6        +50 bp

     "Retirement Date" means the earlier of (i) the first date on which the Bonds are redeemable by the Company pursuant to the Indenture (as defined below) and the relevant supplemental indenture (referred to below), if such Bonds are subject to redemption, and (ii) the maturity date of such Bonds. Retirement Dates are used because the Company presently intends to defease all Bonds that are not tendered and accepted in the Offer, or otherwise acquired by the Company. Once defeased, Holders will be paid (i) interest semi-annually, as paid at present, to (but not including) the earlier of the first date on which such Bonds may be redeemed and their maturity dates and (ii) principal at the earlier of such first redemption date and maturity date.

     Lehman Brothers will determine the applicable Purchase Price for a tendered Bond during the Tender Period by calculating, per $1,000 principal amount of such Bond, the present value of (a) the principal amount payable at the relevant Retirement Date , plus (b) all remaining payments of interest (excluding interest accrued to the Settlement Date) up to but not including such Retirement Date, discounted (assuming payment on the applicable Settlement Date) in accordance with the assumptions and methodologies described in Schedule A attached hereto, at an interest rate equal to the applicable Tender Offer Yield. The applicable Purchase Price will be rounded to the nearest cent per $1,000 principal amount of Bonds. Examples of purchase price determinations for the respective Bonds demonstrating the application of the assumptions and the methodologies used in pricing the Offer for the Bonds are set forth in Schedules B, C, D, E and F attached hereto.

     "Reference U.S. Treasury Notes" refers to the respective United States Treasury Notes specified in the table above, as displayed on the relevant Reference Pages of the Bloomberg Government Pricing Monitor or, if any relevant price is not available on a timely basis on the Bloomberg Government Pricing Monitor or is manifestly erroneous, such other recognized quotation service as Lehman Brothers shall select in its sole discretion. Although the current yields on the Reference U.S. Treasury Notes will be taken in the manner noted above, information regarding the closing yields on the Reference U.S. Treasury Notes may also be found in The Wall Street Journal.

     The yields of the Reference U.S. Treasury Notes of the 7 1/4% Bonds, 6 1/2% Bonds, 8 1/4% Bonds, 8 1/5% Bonds and 8 1/2% Bonds as of 10:00 a.m., New York City time, on July 20, 2000, were 6.39%, 6.34%, 6.46%, 6.46% and 6.35%, respectively. Accordingly, the Tender Offer Yields and Purchase Prices per $1,000 principal amount of 7 1/4% Bonds, 6 1/2% Bonds, 8 1/4% Bonds, 8 1/5% Bonds and 8 1/2% Bonds, had they been subject to the Offer and tendered at such time, would have been 6.64% and $1,020.83, 6.74% and $989.01, 6.81% and
$1,057.03, 6.81% and $1,063.63 and 6.85% and $1,094.49, respectively (assuming the simultaneous settlement date is August 9, 2000). See Schedules B, C, D, E and F.

     The table below lists, for each series of Bonds, the respective maturity dates and first redemption dates of such Bonds. All Bonds that are not tendered and accepted in the Offer, or otherwise acquired by the Company, will be defeased, as discussed above.


          Series of Bonds                         Maturity Date                       First Redemption Date
          ---------------                         -------------                       ---------------------
            7 1/4% Bonds                          July 15, 2004                           Not Applicable

            6 1/2% Bonds                          March 1, 2006                           Not Applicable

            8 1/4% Bonds                          July 15, 2022                           July 15, 2002

            8 1/5% Bonds                         December 1, 2022                        December 1, 2002

            8 1/2% Bonds                        February 15, 2025                       February 15, 2005


     Holders may ascertain the current yields on the respective Reference U.S. Treasury Notes and the then applicable Purchase Prices for their Bonds by contacting Hyonwoo Shin of Lehman Brothers at (800) 438-3242 or collect at (212) 528-7581 during business hours on any New York City business day during the Tender Period. Lehman Brothers' determination of the Purchase Prices at any time shall be conclusive and binding, absent manifest error.

     Tenders will be accepted after 9:00 a.m. and before 5:00 p.m., New York City time, on any New York City business day during the Tender Period, and at such other times during the Tender Period subject to the discretion of Lehman Brothers.

Expiration of Offer, Payment for Bonds

     The Offer will expire at 5:00 p.m., New York City time, on August 4, 2000, unless extended by the Company (such date or the latest date to which the Offer is extended being the "Expiration Date"). The Company expressly reserves the right to extend the Offer on a daily basis for such period or periods as the Company may determine in its sole discretion from time to time by making a public announcement by press release to the Dow Jones News Service prior to 9:00 a.m., New York City time, on any date not later than the next business day following the previously scheduled Expiration Date.

     Payment for any Bonds purchased pursuant to the Offer will be made on the "Settlement Date" which will be either (i) the third New York City business day following the Tender Date or (ii) if a Holder expressly elects, August 9, 2000, the simultaneous settlement date for the Offer, in accordance with the procedures set forth below. Payment for Bonds purchased pursuant to the Offer will be made in immediately available funds.

No Recommendation

     NEITHER THE COMPANY NOR THE DEALER MANAGER MAKES ANY RECOMMENDATION THAT ANY HOLDER TENDER OR REFRAIN FROM TENDERING ALL OR ANY PORTION OF SUCH HOLDER'S BONDS, AND NO ONE HAS BEEN AUTHORIZED BY EITHER OF THEM TO MAKE SUCH RECOMMENDATION. HOLDERS MUST MAKE THEIR OWN DECISION AS TO WHETHER TO TENDER BONDS, AND, IF SO, THE PRINCIPAL AMOUNT OF BONDS TO TENDER.

Procedures for Tendering Bonds and Accepting this Offer

     Subject to the terms of the Offer, tenders will be accepted after 9:00 a.m. and before 5:00 p.m., New York City time, on any New York City business day during the Tender Period. All tenders will be executed in the customary manner of a corporate bond trade through Lehman Brothers. Please do not send your Bonds to the Company or the Dealer Manager; rather, follow the tendering procedures described herein.

     If you have an account with the Dealer Manager and desire to tender all or any portion of the principal amount of your Bonds, please contact your representative at the Dealer Manager.

     If you do not currently have an account with the Dealer Manager and desire to tender all or any portion of the principal amount of your Bonds, the Company requests that you handle this matter through your broker, dealer, commercial bank, trust company or other financial institution (collectively, a "broker"). Holders will not be required to pay any fee or commission to the Dealer Manager if such Holders have an account with the Dealer Manager. Holders may, however, be required to pay fees or commissions if Holders use a broker other than the Dealer Manager.

     If any Holder has any questions regarding how to tender Bonds, please contact Hyonwoo Shin of Lehman Brothers at (800) 438-3242 or collect at (212) 528-7581.

     All questions as to the validity, form, eligibility (including time of receipt), agreement to tender and acceptance of any tender of the Bonds shall be determined by the Company, in its sole discretion, which determination shall be conclusive and binding. The Company reserves the absolute right to reject, at any time prior to payment of the Purchase Prices for any Bonds, any and all tenders not in proper form or for which acceptance for purchase or payment of the Bonds would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defects in tender with regard to any particular Bond. Neither the Company nor the Dealer Manager shall be under any duty to give notification to tendering Holders of any defects or irregularities in tenders, and none of them shall incur any liabilities for failure to give any such notification.

     The acceptance of the Offer by a Holder pursuant to any one of the procedures set forth above will constitute an agreement between the tendering Holder and the Company in accordance with the terms and subject to the conditions of the Offer. The acceptance of the Offer by a tendering Holder will constitute an agreement by such Holder to deliver good and marketable title to all Bonds tendered by such Holder on the appropriate Settlement Date free and clear of all liens, charges, claims, encumbrances, interests or restrictions of any kind. A tender of Bonds pursuant to this Offer becomes irrevocable by the relevant Holder at the time of the tender.

Termination, Withdrawal and Amendment

     To the extent legally permitted, the Company expressly reserves the absolute right, in its sole discretion, to (i) waive any provision of the Offer,
(ii) amend any of the terms of the Offer, (iii) modify the applicable Purchase Prices and (iv) terminate the Offer, and not accept for payment any Bonds not yet accepted for payment upon the failure of any of the conditions specified herein or otherwise. Except for a modification of the Purchase Prices, any waiver, amendment, or modification to the Offer will apply only to those Bonds which have not been accepted for purchase following their tender to the Company.

     If the Company materially changes the terms of the Offer or modifies the Purchase Prices, the Company will notify Holders, disseminate additional tender offer materials and extend the Offer to the extent required by law. The terms of any amendment or modification resulting in an extension of the Offer may vary from the original Offer, depending on such factors as prevailing interest rates and the principal amount of Bonds previously tendered or otherwise purchased.

     The Company expressly reserves the right, in its sole discretion, to terminate or withdraw the Offer at any time prior to the Expiration Date if any of the following events shall occur and shall not have been waived by the
Company: (i) any general suspension or limitation of trading in, or limitation on prices for, securities on any U.S. national securities exchange or the over-the-counter market, or the setting of minimum prices for trading on such exchange or market; (ii) any suspension of trading of any securities of the Company on The New York Stock Exchange; (iii) the declaration of a banking moratorium, or any suspension of payments in respect of banks, by federal or New York authorities, or (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States or any other substantial state, national or international calamity or emergency which makes it impractical or inadvisable in the view of the Company for the Company to continue with the Offer.

     The right to terminate or withdraw the Offer upon the occurrence of any of the foregoing events or otherwise may be asserted by the Company, in its sole discretion, regardless of the circumstances giving rise to any such event or may be waived by the Company in whole or in part at any time and from time to time in the Company's sole discretion. The failure by the Company at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time. Notwithstanding any other provision of the Offer, the Company will not be required to purchase or pay for any Bonds tendered if, before payment therefor, any of the foregoing events shall have occurred.

Certain Terms of the Bonds

The following table presents a summary of certain terms of the Bonds and does not purport to be complete and is qualified in its entirety by reference to the Indenture (as defined below) and the respective supplemental indentures referred to below pursuant to which each of the Bonds was issued. Holders are referred to the Indenture, together with such respective supplemental indentures, and to the Bonds for a more complete description of the Bonds.


                             Amount             Semi-annual                  Maturity Date or First
Series of Bonds              Outstanding        Interest Payment Dates       Redemption Date and Price1
---------------              ------------       ----------------------       --------------------------

7 1/4% Bonds            $130,200,000            January 1 and July 15        July 15, 2004 at 100.00%
6 1/2% Bonds             $49,000,000            March1 and September1        March 1, 2006 at 100.00%
8 1/4% Bonds             $25,950,000            January 15 and July 15       July 15, 2002 at 103.575%
8 1/5% Bonds             $52,000,000            June 1 and December 1        December 1, 2002 at 104.038%
8 1/2% Bonds             $37,767,000            February 15 and August 15    February 15, 2005 at 104.225%


Governing Documents

     Each series of the Bonds was issued under the Indenture of Mortgage and Deed of Trust dated August 1, 1946 (the "Indenture") between the Company and The Chase Manhattan Bank (as successor to Chemical Bank, as successor to The New York Trust Company), as trustee (the "Trustee") and the respective supplemental indentures listed below. The Company filed the Indenture as Exhibit 7-A to its Registration Statement (File No. 2-6910).

     The 7 1/4% Bonds were issued pursuant to the Indenture, as supplemented by the Supplemental Indenture dated as of July 15, 1992 between the Company and the Trustee. The Company filed this supplemental indenture as Exhibit 4(a) to its Annual Report on Form 10-K for the fiscal year ended August 31, 1992.

     The 6 1/2% Bonds were issued pursuant to the Indenture, as supplemented by the Supplemental Indenture dated as of March 1, 1996 between the Company and the Trustee. The Company filed this supplemental indenture as Exhibit 4(c) to its Registration Statement on Form S-3 (File No. 333-05199).

     The 8 1/4% Bonds were issued pursuant to the Indenture, as supplemented by the Supplemental Indenture dated as of July 15, 1992 between the Company and the Trustee. The Company filed this supplemental indenture as Exhibit 4(a) to its Annual Report on Form 10-K for the fiscal year ended August 31, 1992.

     The 8 1/5% Bonds were issued pursuant to the Indenture, as supplemented by the Supplemental Indenture dated as of December 1, 1992 between the Company and the Trustee. The Company filed this supplemental indenture as Exhibit 4 to its Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 1993.

     The 8 1/2% Bonds were issued pursuant to the Indenture, as supplemented by the Supplemental Indenture dated as of February 15, 1995 between the Company and the Trustee. The Company filed this supplemental indenture as Exhibit 4 to its Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 1995.

Certain Effects of the Offer

         Bonds purchased pursuant to the Offer will be delivered to the Trustee for cancellation. The purchase of Bonds pursuant to the Offer will reduce the aggregate principal amount of Bonds that otherwise might trade publicly, which could adversely affect the liquidity and market value of the remaining Bonds held by the public.

----------

1 Represents maturity date for Bonds which are not redeemable (7 1/4% Bonds and 6 1/2 % Bonds) and the first redemption date for Bonds which are redeemable (8 1/4% Bonds, 8 1/5% Bonds and 8 1/2% Bonds). Bonds will be paid at the price shown (as a percentage of par) plus, in each case, accrued interest to but excluding the retirement date.

     Following completion of the Offer, the Company reserves the right to purchase additional Bonds, which have not been tendered and accepted pursuant to the Offer, in the open market, in privately negotiated transactions, through subsequent tender offers or otherwise. Any future purchases may be on the same terms or on terms which are more or less favorable to Holders than the terms of the Offer. The terms of any future purchases by the Company will depend on various factors existing at that time.

Purpose of this Offer

     The Company is an electric utility providing service to customers in portions of Texas, New Mexico, Oklahoma and Kansas. Each of Texas and New Mexico enacted legislation during 1999 that requires the Company to unbundle its business activities into separate legal entities and take certain other action. Therefore, the Company plans to separate its assets and operations into four legal entities by the end of 2000 -- a power generation company, a regulated transmission and distribution company, a retail electric provider and a customer care company. Prior to this legal separation and transfer of assets from the Company to new legal entities (which will be subsidiaries of New Century Energies, Inc., the parent of the Company, or, Xcel Energy Inc. after the merger of New Century Energies, Inc. into Northern States Power Company (which will be renamed Xcel Energy Inc.)), the Company will be required to discharge its obligations under the Indenture and each of the respective supplemental indentures. The Company is making the Offer in connection with this restructuring. For additional information regarding the restructuring and the merger, see the Company's reports filed with the Securities and Exchange Commission which are listed below under "Available Information and Incorporation of Certain Documents by Reference."

Discharge of Obligations under the Indenture Following the Offer

     The Indenture and each of the respective supplemental indentures under which the Bonds have been issued permit the Company to defease its obligations with respect to outstanding Bonds if the Company (i) pays to the Trustee cash sufficient to discharge the Company's indebtedness and other sums payable with respect to all outstanding Bonds, other than Bonds delivered by the Company to the Trustee, and (ii) satisfies certain other conditions, including the delivery of an opinion of counsel and an officers' certificate. Upon satisfaction and discharge of the Indenture (including the supplemental indentures), the Company's obligations with respect to the Bonds shall cease. The Company presently intends to discharge its obligations with respect to the remaining outstanding Bonds by defeasance. Although the Company has not yet set a date for its Bonds to be defeased, it presently intends to defease such Bonds by the end of 2000.

     Upon defeasance, all rights of the Holders of defeased Bonds under the Indenture (including each of the respective supplemental indentures) will cease, except the right to receive payments of principal and interest on the Bonds when due. Accordingly, the Holder of any Bond outstanding at the time of defeasance will be entitled, during the period from defeasance to (but not including) the date such Bonds are retired at maturity or upon redemption, as the case may be, to receive interest at the same times and in the same amounts as at present and 100% of the principal amount of such Bonds at their respective maturities for those Bonds that are not redeemable and, upon redemption, the applicable redemption price for those Bonds that are redeemable. See "The Offer to Purchase" and "Certain Terms of the Bonds". The consideration to be deposited by the Company with the Trustee at the time of defeasance to defease Bonds under the Indenture and each of the respective supplemental indentures will be held in trust by the Trustee for the benefit of the Holder of the defeased Bonds, and will be paid to such Holders when interest on such Bond, or the payment of principal or redemption price, shall become due.

     In addition, upon defeasance occurring and the Company being discharged from its obligations under the Bonds and the Indenture (including the supplemental indentures), Holders would be treated for United States federal income tax purposes as having exchanged their Bonds for new debt instruments in a taxable transaction. AS SUGGESTED BELOW, HOLDERS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF DEFEASANCE.

United States Federal Income Tax Consequences

     The following is a general summary of certain anticipated United States federal income tax consequences of the sale of Bonds by the Holders to the Company pursuant to the Offer. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations (including proposed Treasury regulations) issued thereunder, Internal Revenue Service ("IRS") rulings and pronouncements and judicial decisions now in effect, all of which are subject to change, possibly on a retroactive basis. This summary does not deal with special classes of Holders such as banks, thrifts, real estate investment trusts, regulated investment companies, insurance companies, dealers in securities or currencies, tax-exempt investors, foreign Holders, or persons who do not hold the Bonds as "capital assets" within the meaning of Section 1221 of the Code.

     HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THE OFFER TO THEM IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

     Sale of Bonds Pursuant to the Offer. The receipt of cash for the Bonds pursuant to the Offer will be a taxable transaction. Accordingly, subject to the market discount rules discussed below, a Holder will recognize capital gain or loss in an amount equal to the difference between the amount of cash received (except to the extent attributable to accrued interest on the Bonds) and the Holder's tax basis in the Bonds surrendered. Such gain or loss will be long-term capital gain or loss if the Holder has held the Bonds for more than one year. Capital gains of individuals derived with respect to capital assets held for more than one year are eligible for a reduced rate of taxation. The deductibility of capital losses is subject to limitations. Any portion of the payment received which is attributable to accrued interest on the Bonds will be taxable as ordinary income to the Holder unless previously included in income.

     A Holder that purchased Bonds at a "market discount" (i.e., at a price below their face amount) may be subject to certain recharacterization rules with respect to the gain, if any, recognized on a sale of the Bonds pursuant to the Offer. In general, under the market discount rules, any gain recognized on the sale of a Bond pursuant to the Offer will be treated as interest income (rather than capital gain) to the extent of the accrued market discount (unless the Holder had previously elected to include such market discount in income as it accrued).

     Backup Withholding. In order to avoid backup withholding, a Holder (other than an exempt Holder) whose tendered Bonds are accepted for payment must provide the Dealer Manager (as payor) with such Holder's correct taxpayer identification number, which, in the case of a Holder who is an individual, is his social security number (or certify that such Holder is awaiting a taxpayer identification number), and certify that (i) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the Holder that he is no longer subject to backup withholding. The Dealer Manager will be required to file information returns with the IRS reporting the gross proceeds of the Offer to nonexempt Holders.

     If the Dealer Manager is not provided with the correct taxpayer identification number and certificate or other adequate basis for exemption, the Holder may be subject to a $50 penalty imposed by the IRS and the gross proceeds of the Offer paid to the Holder may be subject to a 31% backup withholding tax. Any amount withheld under these rules will be creditable against the Holder's federal income tax liability, and, if withholding results in an overpayment of taxes, a refund may be applied for.

     Defeasance of Non- Tendering Holders. Since the defeasance will terminate all of the Company's legal obligations with respect to the Bonds, the Company would likely be deemed to have exchanged the existing Bonds ("Old Bonds") for new Bonds ("New Bonds") as a result of the defeasance. Under this characterization, a non-tendering Holder would generally recognize a gain or loss on an "exchange" because the exchange will likely not qualify as a tax-free recapitalization.

     A Holder would generally recognize a capital gain or loss (subject to the market discount rules discussed above) equal to the difference between the issue price of the New Bonds (except to the extent attributable to accrued but unpaid interest, which would be treated as ordinary income if not previously included in the Holder's income) and the Holder's adjusted tax basis in the Old Bonds. The issue price of the New Bonds would equal the fair market value of the Old Bonds at the time of the defeasance if the New Bonds are not deemed publicly traded for Federal income tax purposes (or alternatively, the fair market value of the New Bonds if they are deemed to be publicly traded for Federal income tax purposes).

     Non-tendering Holders are urged to consult their tax advisors with regards to tax consequences of a defeasance.

Available Information and Incorporation of Certain Documents by Reference

     The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the Commission's Regional Offices located at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, New York, New York 10048. Copies of such material may also be obtained by mail from the Public Reference Branch of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission maintains a Web site (http://www.sec.gov) containing reports, proxy statements and other information regarding registrants that file electronically with the Commission.

     The following documents heretofore filed by the Company (File No. 1-3789) under the Exchange Act with the Commission are hereby incorporated herein by reference:

     (i) the Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (included in the New Century Energies, Inc. combined Annual Report on Form 10-K for such year);

     (ii) the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2000 (included in the New Century Energies, Inc. combined Quarterly Report for such quarter); and

     (iii) the Current Reports on Form 8-K dated April 18, 2000 and May 30, 2000 (included in the New Century Energies Inc. combined Current Reports on Form 8-K).

Dealer Manager Fees

     The Company has agreed to pay the Dealer Manager a fee based on the face amount of Bonds purchased pursuant to the Offer and will reimburse the Dealer Manager for its reasonable expenses incurred in connection with the Offer. The Company has agreed to indemnify the Dealer Manager against certain liabilities and expenses in connection with the Offer.

Other Matters

     The Offer is being made to all Holders. However, the Offer is not contingent upon the tender of any minimum principal amount of Bonds. The Offer is not being made to Holders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the Offer is required to be made by a licensed broker or dealer, the Offer is deemed to be made by the Dealer Manager on behalf of the Company.

     Information about the Offer will be available on the MCM "CORPORATEWATCH" Service on Telerate -- Page 64165.

     If you have any questions, please contact Hyonwoo Shin of Lehman Brothers at (800) 438-3242 or collect at (212) 528-7581.





                              LEHMAN BROTHERS INC.

                                   SCHEDULE A

YLD = Tender Offer Yield expressed as a decimal number (to the nearest one thousandth of one percent)

CPN = the nominal rate of interest payable on a Bond expressed as a decimal number

N    = the number of semiannual interest payments, based on the maturity date or the first redemption date, as the case may be, from (but excluding) the Settlement Date to (and including) such maturity or redemption date.

S    = the number of days from and including the semiannual interest payment date immediately preceding the Settlement Date up to, but not including, the Settlement Date. The number of days is computed using the 30/360 day-count method.

exp = Exponentiate. The term to the left of "exp" is raised to the power indicated by the term to the right of "exp".

RV   = the assumed retirement value for each Bond per $1,000 principal amount of a Bond.

PRICE = the applicable Purchase Price of a Bond per $ 1,000 principal amount of a Bond. The Purchase Price is rounded to the nearest cent.

PRICE =                                RV
                      ------------------------------------
                             (1+YLD/2)  exp  (N-S/180)


                   N             1,000 (CPN /2)
             +  (sum of)     ------------------------------------
                 k=1            (1 - YLD/2) exp (k - S/180)


                  -        $1,000 (CPN/2) (S/180)

                                   SCHEDULE B

                     EXAMPLE OF PURCHASE PRICE DETERMINATION

     This Schedule provides a hypothetical illustration of the Purchase Price of the First Mortgage Bonds, 7 1/4% Series due 2004 based on hypothetical data, and should therefore be used solely for the purpose of obtaining an understanding of the calculation of the Purchase Price, as quoted at hypothetical rates and times.

                  First Mortgage Bonds, 7 1/4% Series due 2004

Maturity Date:                                             July 15, 2004

Reference Security:                                        U.S. Treasury 5.25%, due May 15,  2004, as displayed on
                                                           the Bloomberg Government Pricing Monitor on Page PX 5
Fixed Spread:                                              0.25% (25 basis points)

Example:

Hypothetical Price Determination Date and Time:            10:00 a.m., New York City time, July 20, 2000

Assumed Payment Date:                                      August 9, 2000

Assumed Reference Security Yield:                          6.39%

Tender Offer Spread:                                       0.25%

YLD:                                                       6.64%

CPN:                                                       7.250%

N:                                                         8

S:                                                         24

RV:                                                        $1,000.00

Price:                                                     $1,020.83

Calculation:


                 $1,000.00                  8            $1,000(.0725/2)
------------------------------------- +  (sum of)   ---------------------------
                                           k=1
      (1+ .0664/2) exp (8 - 24/180)               (1+ .0664/2) exp (k - 24/180)


                            -  $1,000 (.0725/2)  *  (24/180)


                                   SCHEDULE C

                     EXAMPLE OF PURCHASE PRICE DETERMINATION

     This Schedule provides a hypothetical illustration of the Purchase Price of the First Mortgage Bonds, 6 1/2% Series due 2006 based on hypothetical data, and should therefore be used solely for the purpose of obtaining an understanding of the calculation of the Purchase Price, as quoted at hypothetical rates and times.

                  First Mortgage Bonds, 6 1/2% Series due 2006

Maturity Date:                                             March 1, 2006

Reference Security:                                        U.S. Treasury 5.625%, due February 15, 2006, as
                                                           displayed on the Bloomberg Government Pricing Monitor
                                                           on Page PX 6

Fixed Spread:                                              0.40% (40 basis points)

Example:

Hypothetical Price Determination Date and Time:            10:00 a.m., New York City time, July 20, 2000

Assumed Payment Date:                                      August 9, 2000

Assumed Reference Security Yield:                          6.34%

Tender Offer Spread:                                       0.40%

YLD:                                                       6.74%

CPN:                                                       6.500%

N:                                                         12

S:                                                         158

RV:                                                        $1,000.00

Price:                                                     $989.01

Calculation:


                 $1,000.00                 12            $1,000(.065/2)
------------------------------------- +  (sum of)   ---------------------------
                                           k=1
    (1+ .0674/2) exp (12 - 158/180)              (1+ .0674/2) exp (k - 158/180)

                            -  $1,000 (.065/2)  *  (158/180)

                                   SCHEDULE D

                     EXAMPLE OF PURCHASE PRICE DETERMINATION

     This Schedule provides a hypothetical illustration of the Purchase Price of the First Mortgage Bonds, 8 1/4% Series due 2022 based on hypothetical data, and should therefore be used solely for the purpose of obtaining an understanding of the calculation of the Purchase Price, as quoted at hypothetical rates and times.

                  First Mortgage Bonds, 8 1/4% Series due 2022


Maturity Date:                                             July 15, 2022

First Redemption Date:                                     July 15, 2002

Reference Security:                                        U.S.  Treasury  6.25%,  due June 30, 2002, as displayed
                                                           on the Bloomberg  Government Pricing Monitor on Page PX
                                                           4

Fixed Spread:                                              0.35% (35 basis points)

Example:

Hypothetical Price Determination Date and Time:            10:00 a.m., New York City time, July 20, 2000

Assumed Payment Date:                                      August 9, 2000

Assumed Reference Security Yield:                          6.46%

Tender Offer Spread:                                       0.35%

YLD:                                                       6.81%

CPN:                                                       8.250%

N:                                                         4

S:                                                         24

RV:                                                        $1,035.75

Price:                                                     $1,057.03

Calculation:

                 $1,000.00                  4            $1,000(.0825/2)
------------------------------------- +  (sum of)   ---------------------------
                                           k=1
      (1+ .0681/2) exp (4 - 24/180)              (1+ .0681/2) exp (k - 24/180)

                          -  $1,000 (.0825/2)  *  (24/180)

                                   SCHEDULE E

                     EXAMPLE OF PURCHASE PRICE DETERMINATION

     This Schedule provides a hypothetical illustration of the Purchase Price of the First Mortgage Bonds, 8 1/5% Series due 2022 based on hypothetical data, and should therefore be used solely for the purpose of obtaining an understanding of the calculation of the Purchase Price, as quoted at hypothetical rates and times.

                  First Mortgage Bonds, 8 1/5% Series due 2022

Maturity Date:                                             December 1, 2022

First Redemption Date:                                     December 1, 2002

Reference Security:                                        U.S.   Treasury  5.75%,  due   November 30,   2002,  as
                                                           displayed on the Bloomberg  Government  Pricing Monitor
                                                           on Page PX 5

Fixed Spread:                                              0.35% (35 basis points)

Example:

Hypothetical Price Determination Date and Time:            10:00 a.m., New York City time, July 20, 2000

Assumed Payment Date:                                      August 9, 2000

Assumed Reference Security Yield:                          6.46%

Tender Offer Spread:                                       0.35%

YLD:                                                       6.81%

CPN:                                                       8.200%

N:                                                         5

S:                                                         68

RV:                                                        $1,040.38

Price:                                                     $1,063.63

Calculation:

                 $1,000.00                  5            $1,000(.082/2)
------------------------------------- +  (sum of)   ---------------------------
                                           k=1
      (1+ .0681/2) exp (5 - 68/180)              (1+ .0681/2) exp (k - 68/180)

                             -  $1,000 (.082/2)  *  (68/180)

                                   SCHEDULE F

                     EXAMPLE OF PURCHASE PRICE DETERMINATION

     This Schedule provides a hypothetical illustration of the Purchase Price of the First Mortgage Bonds, 8 1/2% Series due 2025 based on hypothetical data, and should therefore be used solely for the purpose of obtaining an understanding of the calculation of the Purchase Price, as quoted at hypothetical rates and times.

                  First Mortgage Bonds, 8 1/2% Series due 2025


Maturity Date:                                             February 15, 2025

First Redemption Date:                                     February 15, 2005

Reference Security:                                        U.S.   Treasury  7.50%,   due  February  15,  2005,  as
                                                           displayed on the Bloomberg  Government  Pricing Monitor
                                                           on Page PX 6

Fixed Spread:                                              0.50% (50 basis points)

Example:

Hypothetical Price Determination Date and Time:            10:00 a.m., New York City time, July 20, 2000

Assumed Payment Date:                                      August 9, 2000

Assumed Reference Security Yield:                          6.35%

Tender Offer Spread:                                       0.50%

YLD:                                                       6.85%

CPN:                                                       8.500%

N:                                                         10

S:                                                         174

RV:                                                        $1,042.25

Price:                                                     $1,094.49

Calculation:

                 $1,000.00                  10           $1,000(.085/2)
------------------------------------- +  (sum of)   ---------------------------
                                           k=1
    (1+ .0635/2) exp (10 - 174/180)              (1+ .0635/2) exp (k - 174/180)

                             -  $1,000 (.085/2)  *  (174/180)
